As filed with the U.S. Securities and Exchange Commission on September 17, 2024

Registration No. 333-278840

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Yoshiharu Global Co.

(Exact name of registrant as specified in its charter)

Delaware	5812	87-3941448
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

6940 Beach Blvd., Suite D-705

Buena Park, CA 90621

(714) 694-2403

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

James Chae

Chief Executive Officer

6940 Beach Blvd., Suite D-705

Buena Park, CA 90621

(714) 694-2403

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Please send copies of all communications to:

Matthew Ogurick, Esq.

Pryor Cashman LLP

7 Times Square

New York, New York 10036

(212) 421-4100

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Yoshiharu Global Co. (the “Company”) is filing this Amendment No. 2 (this “Amendment”) to its Registration Statement on Form S-1 (File No. 333-278840) (the “Registration Statement”) as an exhibits-only filing, solely to re-file Exhibit 23.1 which inadvertently contained an extra graphic. Accordingly, this Amendment consists only of the cover page, this explanatory note, Item 16(a) of Part II of the Registration Statement, the signature page to the Registration Statement and the filed exhibits. The remainder of the Registration Statement is unchanged and has therefore been omitted.

PART II — INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16. Exhibits.

(a)	Exhibits.

Exhibit No.	Exhibit Description
3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.3 to Amendment No. 1 to our Registration Statement on Form S-1 filed on February 9, 2022).
3.2	Certificate of Amendment to Amended and Restated Certificate of Incorporation filed November 22, 2023 (incorporated by reference to Exhibit 3.1 of our Current Report on Form 8-K filed on November 24, 2023).
3.3	Bylaws dated December 9, 2021 (incorporated by reference to Exhibit 3.2 to Amendment No. 1 to our Registration Statement on Form S-1 filed on February 9, 2022).
4.1	Specimen Class A Stock Certificate (incorporated by reference to Exhibit 4.2 to our Registration Statement on Form S-1 filed on January 25, 2022).
4.2	Form of Representative’s Warrant (incorporated by reference to Exhibit 4.2 to our Quarterly Report on Form 10-Q filed on November 14, 2022).
5.1**	Opinion of Pryor Cashman LLP, regarding legality of shares being registered.
10.1	Form of IPO Lock-Up Agreement (incorporated by reference to Exhibit 10.1 to Amendment No. 3 to our Registration Statement on Form S-1 filed on May 31, 2022).
10.2	Form of Director and Officer Indemnity Agreement (incorporated by reference to Exhibit 10.2 to our Registration Statement on Form S-1 filed on January 25, 2022).
10.3	Commercial Lease by and between Daniel D. Lim and Global JJ Group, Inc. dated November 1, 2015 (incorporated by reference to Exhibit 10.3 to our Registration Statement on Form S-1 filed on January 25, 2022).
10.4	Retail Center Lease Agreement by between the Source at Beach, LLC and Global JJ Group, Inc. dated May 1, 2015 (incorporated by reference to Exhibit 10.4 to our Registration Statement on Form S-1 filed on January 25, 2022).
10.5	Commercial Lease Agreement by and between Juan Caamano and Global AA Group, Inc. dated September 6, 2016 (incorporated by reference to Exhibit 10.5 to our Registration Statement on Form S-1 filed on January 25, 2022).
10.6	Shopping Center Lease by and between La Miranda Center, Inc. and Global DD Group, Inc. dated July 1, 2020 (incorporated by reference to Exhibit 10.6 to our Registration Statement on Form S-1 filed on January 25, 2022).
10.7	Retail Lease by and between Irvine Orchard Hills Retail, LLC and Yoshiharu Irvine dated December 30, 2020 (incorporated by reference to Exhibit 10.7 to our Registration Statement on Form S-1 filed on January 25, 2022).
10.8	Lease between Tarpon Property Ownership 2 LLC and Global BB Group, Inc. dated August 22, 2019 (incorporated by reference to Exhibit 10.8 to our Registration Statement on Form S-1 filed on January 25, 2022).
10.9	Shopping Center Lease by and between the Price Reit, Inc. and Global CC Group, Inc. dated March 2, 2021 (incorporated by reference to Exhibit 10.9 to our Registration Statement on Form S-1 filed on January 25, 2022).
10.10	Lease Agreement by and between SY Ventures V, LLC and Global AA Group, Inc. (incorporated by reference to Exhibit 10.10 to our Registration Statement on Form S-1 filed on January 25, 2022).
10.11	Lease by and between Cerritos West Covenant Group LLC and Yoshiharu Cerritos dated March 2, 2021 (incorporated by reference to Exhibit 10.11 to our Registration Statement on Form S-1 filed on January 25, 2022).
10.12	Contract Agreement by and between Life Construction Development, Inc. and Yoshiharu Ramen, dated March 23, 2021 (incorporated by reference to Exhibit 10.13 to our Registration Statement on Form S-1 filed on January 25, 2022).
10.13	Contract Agreement by and between Life Construction Development, Inc. and Yoshiharu Ramen, dated July 23, 2021 (incorporated by reference to Exhibit 10.14 to our Registration Statement on Form S-1 filed on January 25, 2022).

10.14	Contract Agreement by and between Life Construction Development, Inc. and Yoshiharu Ramen, dated March 5, 2021 (incorporated by reference to Exhibit 10.15 to our Registration Statement on Form S-1 filed on January 25, 2022).
10.15	Promissory Note, dated November 27, 2018, by and between Global AA Group, Inc., Global JJ Group, Inc. and Pacific City Bank (incorporated by reference to Exhibit 10.16 to our Registration Statement on Form S-1 filed on January 25, 2022).
10.16	Yoshiharu Global Co. 2022 Omnibus Equity Incentive Plan (incorporated by reference to Exhibit 10.17 to Amendment No. 1 to our Registration Statement on Form S-1 filed on February 9, 2022).
10.17	Employee Offer Letter between Yoshiharu Global Co. and Soojae Ryan Cho, dated May 23, 2022 (incorporated by reference to Exhibit 10.17 to Amendment No. 3 to our Registration Statement on Form S-1 filed on May 27, 2022).
10.18	Lease by and between Ocean Ranch II, LLC and Yoshiharu Global Co., dated July 18, 2022 (incorporated by reference to Exhibit 10.18 to Amendment No. 5 to our Registration Statement on Form S-1 filed on August 29, 2022).
10.19	Lease agreement by and between SVAP II Chapman, LLC and Yoshiharu Garden Grove, dated as of July 15, 2022 (incorporated by reference to Exhibit 10.3 to our Quarterly Report on Form 10-Q filed on November 14, 2022).
10.20	Shopping Center Lease by and between Center Pointe LLC and Yoshiharu Menifee, dated May 24, 2022 (incorporated by reference to Exhibit 10.19 to Amendment No. 5 to our Registration Statement on Form S-1 filed on August 29, 2022).
10.21	Lease Agreement by and between California Property Owner I, LLC and Yoshiharu Clemente, dated May 31, 2022 (incorporated by reference to Exhibit 10.20 to Amendment No. 5 to our Registration Statement on Form S-1 filed on August 29, 2022).
10.22	Employment Contract between James Chae and Yoshiharu Global Co., dated November 21, 2022 (incorporated by reference to Exhibit 10.21 to our Annual Report on Form 10-K filed on March 30, 2023).
10.23	Asset Purchase Agreement by and among Jianga LLC, HJH LLC, Ramen Aku LLC, Jihyuck Hwang, and Yoshiharu Global Co. dated November 21, 2023 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed on November 27, 2023).
10.24	Seller Carry Loan Note issued by Yoshiharu LV and Yoshiharu Global Co. for the benefit of Jihyuck Hwang dated November 21, 2023 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed on November 27, 2023).
10.25	Convertible Note Agreement by and among Yoshiharu LV and Yoshiharu Global Co. for the benefit of Jihyuck Hwang dated November 21, 2023 (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed on November 27, 2023).
10.26	Securities Purchase Agreement by and between Yoshiharu Global Co. and Alumni Capital LP dated January 4, 2024 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on January 10, 2024).
10.27**	Amendment to Securities Purchase Agreement by and between Yoshiharu Global Co. and Alumni Capital LP dated April 18, 2024
10.28	Amended and Restated Asset Purchase by and among Jianga LLC, HJH LLC, Ramen Aku LLC, Jihyuck Hwang, and Yoshiharu Global Co. dated June 12, 2024 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on June 17, 2024).
10.29	Employment Offer Letter of Jihyuck Hwang (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed on November 27, 2023).
21.1	List of Subsidiaries of the Registrant (incorporated by reference to Exhibit 21.1 to our Registration Statement on Form S-1 filed on January 25, 2022).
23.1*	Consent of BCRG Group.
23.2**	Consent of Pryor Cashman LLP (included in their opinion filed as Exhibit 5.1).
24.1**	Powers of Attorney (included on the signature page of this registration statement on Form S-1).
101.INS**	Inline XBRL Instance Document.
101.SCH**	Inline XBRL Taxonomy Extension Schema Document.
101.CAL**	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF**	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB**	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE**	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104**	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).
107**	Filing Fee Table

* Filed Herewith

** Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Buena Park, California, on September 17, 2024.

Yoshiharu Global Co.

By:	/s/ James Chae
James Chae
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James Chae	Chairman, Chief Executive Officer, and President	September 17, 2024
James Chae	(Principal Executive Officer)

*	Chief Financial Officer	September 17, 2024
Soojae Ryan Cho	(Principal Financial Officer and Principal Accounting Officer)

*
Jay Kim	Director	September 17, 2024

*
Harinne Kim	Director	September 17, 2024

*
Yusil Yeo	Director	September 17, 2024

*	By:	/s/ James Chae
	Name:	James Chae
	Title:	Attorney-in-fact